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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  November 6, 2001


                              THE PMI GROUP, INC.
             (Exact name of registrant as specified in its charter)


       DELAWARE                     1-13664                94-3199675
(State of Incorporation)    (Commission File Number)    (I.R.S. Employer
                                                       Identification No.)


601 MONTGOMERY STREET, SAN FRANCISCO, CALIFORNIA          94111
    (Address of principal executive offices)           (Zip Code)


Registrant's telephone number including area code:  (415) 788-7878



  ___________________________________________________________________
       (Former name or former address, if changed since last report.)
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Item 9.  Regulation FD Disclosure

On November 6, 2001, The PMI Group, Inc. estimated that total domestic primary claims paid during 2002 could be 15% to 25% higher than total domestic primary claims paid during 2001, and that total domestic losses in 2002 (which include paid claims, loss adjustment expenses and changes in loss reserves) could increase by 25% to 35% from 2001. These estimates are based, in part, upon the Company's belief that U.S. home prices in 2002 will be stable.

Cautionary Statement: The above statements are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to a number of risks and uncertainties including, but not limited to, the following factors that could cause the Company's actual results to differ materially from those expressed herein:

Changes in economic conditions, including economic recessions or slowdowns, adverse changes in consumer confidence, declining housing values, higher unemployment rates, deteriorating borrower credit, changes in interest rates, or combinations of these factors, could cause the number and severity of claims on policies issued by PMI to increase and this could materially adversely affect our financial condition and results of operations. The United States is currently experiencing an economic downturn. If this economic downturn continues or worsens, our loss experience could suffer.

The majority of claims under private mortgage insurance policies have historically occurred during the third through the sixth years after issuance of the policies. As of June 30, 2001, approximately 78% of our risk in force was written after December 31, 1997. This means that less than half of our risk in force has reached the beginning of the expected peak claims period. As a result, our loss experience is expected to increase significantly as our policies continue to age. If the claim frequency, which is the percentage of loans insured that have resulted in a paid claim, on our risk in force significantly exceeds the claim frequency that was assumed in setting our premium rates, our financial condition and results of operations and cash flows would be seriously harmed.

We establish loss reserves to recognize the liability for unpaid losses related to insurance in force on mortgages that are in default. These loss reserves are based upon our estimates of the claim rate and average claim amounts, as well as the estimated costs, including legal and other fees, of settling claims. These estimates are regularly reviewed and updated using currently available information. Any adjustments, which may be material, resulting from these reviews are reflected in our then current consolidated results of operations. Our reserves may not be adequate to cover ultimate loss development on incurred defaults. Our financial condition and results of operations could be seriously harmed if our reserve estimates are insufficient to cover the actual related claims paid and loss-related expenses incurred.

Any or all of these factors could affect the Company and cause PMI's performance to differ materially from the forward-looking statement contained herein. Other risks and uncertainties that could affect the Company are discussed in PMI's various Securities and Exchange Commission filings, including its report on Form 10-Q for the period ended June 30, 2001.
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              The PMI Group, Inc.
                              (Registrant)

November 8, 2001              By: /s/ Brian P. Shea
                                 -----------------------------
                                  Brian P. Shea
                                  Vice President and
                                  Controller